UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                  FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934



Date of Report (Date of earliest event
reported)           August 28, 1997


           Krupp Associates 1980-1


          Massachusetts             2-68727
          04-2708956
(State or other jurisdiction of
(Commission             (IRS employer
incorporation or organization)          file
number)       identification no.)



470 Atlantic Avenue, Boston, Massachusetts
                   02210
(Address of principal executive offices)
                     (Zip Code)



               (617) 423-2233
  (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

        Disposition of Riverside I
        Apartments

On July 10, 1997, Krupp Associates Riverside
Limited Partnership, a subsidiary of Krupp
Associates 1980-1 (collectively referred to as "the Partnership") entered into a Purchase and Sale Agreement to sell Riverside I Apartments
("Riverside"), a 140-unit multi-family
apartment complex with approximately 30,000 square feet of commercial retail space located in Evansville, Indiana, with Richard E. Jobe, principal of Richardson Properties, L.L.C., an unaffiliated third party. The transaction was consummated on August 28, 1997 for consideration of $3,750,000. The Partnership received cash of $1,177,727, net of the repayment of the existing mortgage note of $2,225,096, prorations of $232,327 and closing costs of $114,850.







Item 7. Financial Statements, Proforma
Financial Information and Exhibits

(a)  Financial Statements
        Response: Not applicable

(b)  Pro Forma Financial Information

On August 28, 1997, Krupp Associates Riverside
Limited Partnership, a subsidiary of Krupp
Associates 1980-1 (collectively referred to as "the Partnership") sold Riverside I Apartments
("Riverside") to Richard E. Jobe, principal of
Richardson Properties, L.L.C., for
consideration of $3,750,000.

The Partnership has presented in this Form 8-
K, a Pro Forma Consolidated Balance Sheet at
June 30, 1997 and Pro Forma Consolidated
Statements of Operations for the six months ended June 30, 1997 and for the year ended
December 31, 1996.  See Note 1 to the Pro
Forma Consolidated Financial Statements for further discussion of this matter.

In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Partnership would have been for the periods, nor does it purport to represent the Partnership's results of operations for future periods.

               KRUPP ASSOCIATES 1980-1 AND SUBSIDIARY

                PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 1997

(unaudited)

                              ASSETS

                                 Actual at               Pro Forma
  Pro Forma
                              June 30, 1997             Adjustments
June 30, 1997

  (Note 1)                        (Note 1)                (Note 1)

  Multi-family apartment complex,
     less accumulated depreciation
  of $2,819,651            $ 2,046,606 $(2,046,606)     $ -
  Cash and cash equivalents        62,810   1,269,470    1,332,280
  Cash restricted for tenant
  security deposits                 29,585    (29,585)          -
  Replacement reserve escrow        52,598    (52,598)          -
  Prepaid expenses and other assets 93,395    (92,631)          764
  Deferred expenses, net of
 accumulated amortization of$39,449 107,176   (107,176)         -

       Total assets           $  2,392,170 $(1,059,126)  $ 1,333,044


                 LIABILITIES AND PARTNERS' EQUITY

Liabilities:
  Mortgage note payable       $ 2,207,229 $(2,207,229)   $      -
  Notes payable                 1,257,385         -        1,257,385
  Accounts payable                 77,592       (2,604)       74,988
  Accrued expenses and other
     liabilities                  237,277     (186,320)       50,957
  Accrued interest due to an
     affiliate                   697,166          -          697,166

     Total liabilities         4,476,649     (2,396,153)   2,080,496

Partners' deficit              (2,084,479)    1,337,027     (747,452)

       Total liabilities and
          Partners' deficit   $ 2,392,170 $  (1,059,126)  $1,333,044



                     See accompanying note to
            pro forma consolidated financial statements

              KRUPP ASSOCIATES 1980-1 AND SUBSIDIARY

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997

(unaudited)

                           As Reported
                           for the Six    Pro Forma for the
                          Months Ended      Pro Forma Six
          Months Ended
          June 30, 1997   Adjustments     June 30, 1997
            (Note 1)        (Note 1)         (Note 1)

Revenue:
 Rental             $536,818           $ (536,818)         $ -
 Other income          2,385               (2,385)           -


 Total revenue       539,203             (539,203)           -


Expenses:
 Operating          195,069               (195,069)           -
 Maintenance         47,054                (47,054)           -
 Real estate taxes   65,180                (65,180)           -
 Management fees     26,767                (26,767)           -
 General and administrative   21,973        (2,623)        19,350
 Depreciation and
    amortization    91,304                 (91,304)           -
 Interest          180,988                (121,664)        59,324

 Total expenses    628,335                (549,661)        78,674

Net loss           (89,132)           $     10,458  $     (78,674)




                     See accompanying note to
            pro forma consolidated financial statements
PAGE

             KRUPP ASSOCIATES 1980-1 AND SUBSIDIARY

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

(unaudited)

               As Reported for                        Pro Forma for
               the Year Ended        Pro Forma        the Year Ended
               December 31, 1996     Adjustments     December 31, 1996
                   ( Note 1)         ( Note 1)           (Note 1)

Revenue:
 Rental              $   1,106,772   $   (1,106,772)$       -
 Other income               3,536            (3,536)        -


   Total revenue        1,110,308        (1,110,308)        -


Expenses:
 Operating               395,788           (395,788)         -
 Maintenance             106,160           (106,160)         -
 Real estate taxes       129,904           (129,904)         -
 General and
    administrative        36,713            (11,786)      24,927
 Depreciation and
   amortization          185,256           (185,256)         -
 Interest                363,166           (244,649)      118,517

   Total expenses      1,216,987         (1,073,543)      143,444

Net loss             $ (106,679)         $  (36,765)  $  (143,444)



                     See accompanying note to
           pro forma consolidated financial statements.

              KRUPP ASSOCIATES 1980-1 AND SUBSIDIARY

        NOTE TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



(1)Basis of Presentation

The Pro Forma Balance Sheet at June 30, 1997 is based on the historical Balance Sheet of the Partnership as reported on Form 10-Q for the quarter ended June 30, 1997. The Pro
Forma adjustment represents an adjustment to show the effect of the sale of Riverside I
Apartments ("Riverside").  The Pro Forma
Balance Sheet at June 30, 1997 reflects the balance sheet as if the sale had occurred prior to June 30, 1997.

The Pro Forma Statement of Operations for the six months ended June 30, 1997 is based on the historical Statement of Operations of the Partnership as reported on Form 10-Q for the six months ended June 30, 1997. The Pro Forma
Statement of Operations for the year ended
December 31, 1996 is based on the historical
Statement of Operations for the Partnership as presented in the annual report on Form 10-K for the year ended December 31, 1996. The Pro
Forma adjustments represent Riverside's net loss (income) for the respective period presented. The Pro Forma Statements of
Operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 reflect the results of operations of the Partnership as if the Partnership had sold
Riverside as of January 1, 1997 and January
1, 1996, respectively.  The Pro Forma
Statements of Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the sale.

(c)Exhibits

1.Purchase and Sale Agreement dated July 10,
1997 between Krupp
Associates Riverside Limited Partnership and
Richard E. Jobe.

2.Closing Statement dated August 28, 1997 between Krupp Associates Riverside Limited
Partnership and Richard E. Jobe, principal of
Richardson Properties, L.L.C.

                            SIGNATURE


Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Krupp Associates 1980-1 (Registrant)
BY:  /s/Wayne H. Zarozny
Wayne H. Zarozny
Treasurer and Chief Accounting Officer of the
Krupp Corporation, a General Partner.



DATE: September 17, 1997